UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2023 (April 3, 2023)
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously disclosed in the Current Report on Form 8-K filed on April 4, 2023 (the “Prior 8-K”) with the Securities and Exchange Commission, on April 3, 2023 (the “Closing Date”), Riley Exploration - Permian, LLC (“REP LLC”), a wholly-owned subsidiary of Riley Exploration Permian, Inc. (“REPX,” together with REP LLC, the “Company”), completed its acquisition of oil and natural gas assets (the “New Mexico Acquisition”) from Pecos Oil & Gas, LLC (“Pecos”), a Delaware limited liability company, and an affiliate of Cibolo Energy Partners LLC. The acquired assets are located in Eddy County, New Mexico and primarily target the Yeso trend.

This Form 8-K/A amends and supplements the Prior 8-K to include the financial information required by Item 9.01 of Form 8-K, including: (i) the audited consolidated financial statements of Pecos as of and for the years ended December 31, 2022 and 2021, (ii) the unaudited interim consolidated financial statements of Pecos as of and for the three months ended March 31, 2023 and 2022, and (iii) the unaudited pro forma financial information of the Company giving effect to the New Mexico Acquisition, as described below.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Audited consolidated financial statements of Pecos for the years ended December 31, 2022 and 2021 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited interim consolidated financial statements of Pecos as of and for the three months ended March 31, 2023 and 2022 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2023 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2023 and year ended December 31, 2022 are attached hereto as Exhibit 99.3 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the New Mexico Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, LLP
99.1	Audited consolidated financial statements of Pecos Oil and Gas, LLC for the years ended December 31, 2022 and 2021.
99.2	Unaudited interim consolidated financial statements of Pecos Oil and Gas LLC as of March 31, 2023 and December 31, 2022 and for the three months ended March 31, 2023 and 2022.
99.3	Unaudited pro forma condensed combined balance sheet of Riley Exploration Permian, Inc. as of March 31, 2023 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2023 and the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date:	June 20, 2023	By:	/s/ Philip Riley
Philip Riley
Chief Financial Officer